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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-KA


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) January 18, 2001
                                                     ---------------------------

                        Spiegel Credit Corporation III
                             Spiegel Master Trust
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

       333-39062 and 333-39062-01                      36-3976025
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        (Commission File Number)           (I.R.S. Employer Identification No.)


     400 West 9/th/ Street, Suite 101B, Wilmington DE                19801
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     (Address of Principal Executive Offices)                     (Zip Code)


                                (302) 429-7609
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             (Registrant's Telephone Number, Including Area Code)

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

         On December 19, 2000, Registrants caused the issuance and sale by Spiegel Credit Card Master Note Trust of $600,000,000 aggregate principal amount of Class A Series 2000-A Floating Rate Asset-Backed Notes.

         The Registrant is amending its December 19, 2000 filing by filing three exhibits listed in Item 7(c) below relating to the Indenture Supplement.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit
  No.         Document Description
-------       --------------------

(a)           Not applicable
(b)           Not applicable
(c)           Exhibit 1.1  Underwriting Agreement, dated December 8, 2000, among
                           Banc of America LLC as Representative of the Underwriters, Spiegel, Inc. and Spiegel Credit Corporation III*
              Exhibit 4.1 Master Indenture, dated as of December 1, 2000, between Spiegel Credit Card Master Note Trust and The Bank of New York*
              Exhibit 4.2 Indenture Supplement, dated as of December 1, 2000, between Spiegel Credit Card Master Note Trust and The Bank of New York*
              Exhibit 4.3 Transfer and Servicing Agreement, dated as of December 1, 2000, among Spiegel Credit Corporation III, First Consumers National Bank and Spiegel Credit Card Master Note Trust*
              Exhibit 4.4 Trust Agreement, dated as of December 1, 2000, between Spiegel Credit Corporation III and Bankers Trust Company*
              Exhibit 4.5 Administration Agreement, dated as of December 1, 2000, between Spiegel Credit Card Master Note Trust and First Consumers National Bank*
              Exhibit 4.6 Collateral Series Supplement including form of Collateral Certificate, dated as of December 1, 2000, among Spiegel Credit Corporation III, First Consumers
                           National Bank and The Bank of New York*
              Exhibit 4.7  Form of Spiegel Credit Card Master Note Trust Series
                           2000-A Floating Rate Asset Backed Notes*
              Exhibit 4.8 Financial Guaranty Insurance Policy issued by MBIA with respect to the Notes*
              Exhibit 4.9  Financial Guaranty Insurance Policy issued by MBIA with respect to the Interest Rate Swap*
              Exhibit 4.10 Exhibits B, C, and D to Indenture Supplement, dated as of December 1, 2000, between Spiegel Credit Card Master Note Trust and The Bank of New York

_____________________
* Previously filed

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SPIEGEL CREDIT CORPORATION III
                                  (Co-Registrant)


Dated: January 18, 2001       By: /s/ John R. Steele
                                  ---------------------
                                  Name: John R. Steele
                                  Title: Treasurer and Director

                                  SPIEGEL MASTER TRUST
                                  (Co-Registrant)

                                  By: Spiegel Credit Corporation III,
                                  as originator of Spiegel Master Trust



Dated: January 18, 2001       By: /s/ John R. Steele
                                  ---------------------
                                  Name: John R. Steele
                                  Title: Treasurer and Director

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